Accounts and notes receivable, net (Tables)	12 Months Ended
Dec. 31, 2024
Receivables [Abstract]
Schedule of accounts and notes receivable, net
Accounts and notes receivable, net consist of the following at year end:

	2024	2023
Receivables from franchisees	$46,320	$42,630
Debit and credit card receivables	28,492	61,178
Delivery sales receivables	36,983	35,376
Meal voucher receivables	7,081	9,877
Notes receivable	859	249
Allowance for doubtful accounts	(294)	(1,330)
	$119,441	$147,980